UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2004

CADMUS COMMUNICATIONS CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	000-12954	54-1274108
(State or other jurisdiction of incorporation )	(Commission File Number)	(IRS Employer Identification No.)

1801 Bayberry Court, Suite 200, Richmond, Virginia	23226
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (804) 287-5680

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On November 10, 2004, the shareholders of Cadmus Communications Corporation (the Company) approved the Company’s 2004 Key Employee Stock Compensation Plan (the 2004 Employee Plan) and 2004 Non-Employee Director Stock Compensation Plan (the 2004 Director Plan). Both plans were adopted by the Company’s Board of Directors subject to shareholder approval. The 2004 Employee Plan is effective July 1, 2004. The 2004 Director Plan is effective November 15, 2004.

2004 Key Employee Stock Compensation Plan

The 2004 Employee Plan is substantially the same as the Company’s 1990 Long Term Incentive Stock Plan and continues the forms of key employee stock compensation previously provided under that plan. The 2004 Employee Plan authorizes 690,000 shares of the Company’s common stock for issuance under the plan in the form of incentive stock options, non-qualified stock options, SARs, restricted stock, performance share, performance unit and other stock unit awards.

The purpose of the 2004 Employee Plan is to promote the success of the Company and its subsidiaries by providing incentives to key employees that will promote the identification of their personal interest with the long term financial success of the Company and with growth in shareholder value. The 2004 Employee Plan is designed to provide flexibility to the Company in its ability to motivate, attract, and retain the services of key employees upon whose judgment, interest, and special effort the successful conduct of its operation is largely dependent. Directors who are not also officers or employees of the Company or its subsidiaries are not key employees and are not eligible for awards under the 2004 Employee Plan.

The 2004 Employee Plan will be administered by the 2004 Employee Plan Committee. All members of the Committee will be non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the Exchange Act) and “outside directors” as defined by Section 162(m) under the Internal Revenue Code of 1986, as amended (the Code). Unless otherwise provided by the Board of Directors, the Human Resources and Compensation Committee of the Board of Directors will serve as the Committee and administer the 2004 Employee Plan.

The Committee has the power to: (i) determine the key employees to whom awards are made, (ii) determine the terms and conditions upon which awards may be made and exercised, (iii) construe and interpret the 2004 Employee Plan and the award agreements, (iv) establish, amend, or waive rules or regulations for the 2004 Employee Plan’s administration, (v) accelerate the exercisability of any award, the end of any performance period or termination of any period of restriction or other restrictions imposed under the plan, and (vi) make all other determinations and take all other actions necessary or advisable for the administration of the 2004 Employee Plan.

Subject to the terms, conditions, and limitations of the 2004 Employee Plan, the Committee may modify, extend, or renew outstanding awards so long as any modification does not adversely affect the rights or obligations of the recipient without the consent of the recipient and does not lower the exercise price of any award. In addition, the Committee may accept the surrender of outstanding awards (including awards granted under another equity compensation plan of the Company) and authorize new awards of the same or a different type in substitution therefor, awards with longer terms than the surrendered awards and awards with more rapid vesting and exercisability than the surrendered awards so long as the substituted awards do not have lower exercise prices than the surrendered awards (i.e., repricing is not permitted).

The 2004 Employee Plan is intended to give the Committee the authority to grant awards that qualify as performance-based compensation under Section 162(m) of the Code and will be interpreted and construed consistent with such intent. However, there is no requirement in the 2004 Employee Plan that awards actually qualify as performance-based compensation under Section 162(m) of the Code.

The performance goals for performance-based compensation under Section 162(m) of the Code for purposes of the 2004 Employee Plan will be determined by the Committee and may be particular to a participant, may relate to the performance of the subsidiary, division, strategic business unit or line of business which employs him, or may be based on the performance of the Company generally. Performance goals may be based on Common Stock value or increases therein, earnings per share or earnings per share growth, pre-tax or after-tax earnings or earnings growth, operating profit, operating cash flow, operating expenses, return on equity, assets, capital or investment, sales or revenues, equity level, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, and any component or components of the foregoing (including, without limitation, determination thereof with or without the effect of discontinued operations and dispositions of business segments, non-recurring items, material extraordinary items that are both unusual and infrequent, special charges, and/or accounting changes), or implementation, management or completion of critical projects or processes.

In order to maintain all the participants’ rights in the event of a change in control of the Company (as that term is defined in the 2004 Employee Plan), the Committee, as constituted before such change in control, in its sole discretion, may, as to any outstanding award either at the time an award is made or any time thereafter, take any one or more of the following actions: (i) provide for the acceleration of any time periods relating to the exercise or realization of any such award so that such award may be exercised or realized in full on or before a date initially fixed by the Committee; (ii) provide for the purchase or settlement of any such award by the Company, upon a participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise of such award or realization of such participant’s rights had such award been currently exercisable or payable; (iii) make such adjustment to any such award then outstanding as the Committee deems appropriate to reflect such change in control; or (iv) cause any such award then outstanding to be assumed, or new rights substituted therefor, by the acquiring or surviving corporation in such change in control.

The number of employees who initially may be eligible for awards under the 2004 Employee Plan is approximately 100, and the nature and extent of their participation, the benefits or amounts to be received by each of them, and any consideration to be received by the Company for granting or awarding such benefits, if any, will be determined by the Committee.

No individual may receive awards under the plan in any calendar year providing for the issuance of more than 150,000 shares of Common Stock in the aggregate, nor may any individual receive awards under the plan in any calendar year that in the aggregate have a value, determined on the award date, in excess of the product obtained by multiplying 150,000 by the fair market value of one share of Common Stock on the award date.

Up to 690,000 shares of the Company’s common stock may be issued under the 2004 Employee Plan. Although the aggregate number of shares available for any type of award is not limited by the plan, it is anticipated that up to 500,000 shares of common stock will be issued in the form of restricted stock awards and up to 190,000 shares will be reserved for issuance in connection with stock option and/or other awards.

The Board of Directors may terminate, amend or modify the 2004 Employee Plan from time to time in any respect without shareholder approval, unless the particular amendment or modification requires shareholder approval under the Code, the rules and regulations under Section 16 of the Exchange Act, under the rules and regulations of the exchange or quotation system on which the common stock is listed or quoted for trading or pursuant to any other applicable laws, rules, or regulations. Currently, it is anticipated that shareholder approval of any amendments will normally be required if an amendment would (i) materially increase the benefits that can be provided to any employee, (ii) materially increase the number of securities which may be issued or the compensation which may be provided, or (iii) materially modify the requirements as to eligibility for participation. No amendment or modification of the 2004 Employee Plan, other than capital adjustments pursuant to the plan, may adversely affect any awards previously granted under the plan without the recipient’s written consent.

The 2004 Employee Plan will terminate automatically on June 30, 2014. The termination of the 2004 Employee Plan will not affect any rights of a participant with respect to awards outstanding at the time of termination.

Cadmus FY 2005-2007 Executive Long-Term Incentive Plan and Cadmus FY 2005-2007 Management Long-Term Incentive Plan. On November 9, 2004, the Human Resources and Compensation Committee approved the design of and award agreements for two performance-based award programs under the 2004 Employee Plan, subject to shareholder approval of the 2004 Employee Plan. These award programs will be administered by the 2004 Employee Plan Committee and are intended to provide an additional means to attract and retain talented management and to link a significant element of management’s compensation opportunity to measures of the Company’s performance extending over more than one year, thereby providing an incentive for successful long-term strategic management of the Company, to improve shareholder value, and otherwise to further the purposes of the 2004 Plan.

Initial awards of restricted stock and performance units were granted to key employees under the 2004 Employee Plan and these performance-based award programs on November 10, 2004 following shareholder approval of the plan. All of these initial awards were performance-based and, barring any earlier retirement, death, disability, involuntary termination not for cause or change in control, vest only if the Company has reached specified performance targets as of the fiscal year ending June 30, 2007.

2004 Non-Employee Director Stock Compensation Plan

The 2004 Director Plan is substantially the same as the Company’s 1997 Non-Employee Director Stock Compensation Plan and continues the form of non-employee director stock compensation previously provided under that plan and a predecessor 1992 plan. The 2004 Director Plan authorizes 60,000 shares of the Company’s common stock for issuance under the plan in the form of non-qualified stock options.

The purpose of the 2004 Director Plan is to compensate non-employee directors based on Company performance and share return over the long term through the award of options to purchase common stock in lieu of cash payments for a portion of each participant’s annual director’s fees.

The 2004 Director Plan is administered by a committee appointed by the Board of Directors (currently the Human Resources and Compensation Committee of the Board of Directors). If no such committee is appointed and serving, the Board of Directors will serve as the Committee.

Each non-employee director is eligible to participate in the 2004 Director Plan. Under the 2004 Director Plan, each non-employee director then serving on the board will automatically receive an option on November 15 of each year during the five-year term of the 2004 Director Plan, with the first awards to be made on November 15, 2004.

Options will be awarded on each grant date in lieu of a portion of the cash retainer and meeting fees payable to participants and projected increases in the retainer and meeting fees. The number of shares of Common Stock covered by options reflects assumptions regarding (i) the future increases in director’s fees that would be approved but for the adoption of the 2004 Director Plan and (ii) the fair market value of the option privilege.

During the term of the 2004 Director Plan, each participant will receive options annually if a non-employee director on the date of grant as follows:

Date of Grant	Number of Shares Subject to Option
November 15, 2004	1,000
November 15, 2005	1,000
November 15, 2006	1,000
November 15, 2007	1,000
November 15, 2008	1,000

For fiscal years beginning after June 30, 2005, the Board of Directors has the right, but not the obligation, to direct the payment of any additional increases in the non-employee directors’ compensation in the form of options awarded under the 2004 Director Plan, provided that no awards may be made under the 2004 Director Plan in excess of the maximum number of shares of Common Stock authorized under the plan. If any options are granted in lieu of a cash compensation increase, the options will be valued based on a binomial, Black-Scholes or similar valuation method determined by the Committee.

The exercise price per share of an option will be the average closing sales price of the Common Stock for the twenty trading days immediately preceding the grant date. The Committee has no authority to lower the exercise price of any outstanding options (i.e., repricing is not permitted) other than for a proportionate adjustment to reflect any future stock dividend, stock split, consolidation of shares or similar changes in the capitalization of the Company. The exercise price may be paid in cash or a cash equivalent acceptable to the Committee, which may include the surrender of shares of Common Stock (including shares acquired upon the exercise of the option) to the Company or a broker-assisted cashless exercise.

Options awarded under the 2004 Director Plan will generally first become exercisable six months after the grant date.

Except as set forth below, options will be forfeited if they are not exercisable on the date that the participant’s service on the Board of Directors terminates. Options become exercisable if the participant’s service on the Board of Directors terminates on account of death or disability or retirement from Board service in accordance with the Company’s policies or in the event of a change in control of the Company.

A participant will not have any rights as a shareholder with respect to shares covered by an option until the option is exercised.

A total of 60,000 shares of Common Stock may be issued upon the exercise of options granted under the 2004 Director Plan. The maximum number of shares that may be issued under the 2004 Director Plan, and the terms of outstanding options, will be proportionately adjusted to reflect any future stock dividend, stock split, consolidation of shares or similar changes in the capitalization of the Company.

No options will be awarded under the 2004 Director Plan after November 15, 2008. However, options granted on or before November 15, 2008 will remain valid in accordance with their terms.

The Board of Directors may amend or terminate the 2004 Director Plan without action by the shareholders; provided, however, that no amendment may become effective without shareholder approval if the amendment (i) materially increases the aggregate number of shares of

Common Stock that may be issued pursuant to the plan, (ii) materially increases the benefits accruing to participants under the plan, (iii) materially changes the class of individuals who may become participants, or (iv) modifies the plan in any way that shareholder approval of such modification is required by the rules and regulations of the Securities and Exchange Commission or the exchange or quotation system on which the Common Stock is listed or quoted for trading.

The 2004 Director Plan will terminate automatically if on any grant date there are insufficient shares of Common Stock available for grant of awards in accordance with the terms of the plan. The termination of the 2004 Director Plan will not affect any rights of a participant with respect to options outstanding at the time of termination.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit Number	Description
10.7	Cadmus 2004 Non-Employee Director Stock Compensation Plan dated August 18, 2004 (incorporated by reference to Exhibit 10.7 to the Company’s Form 10-Q filed November 9, 2004 (Commission File No. 000-12954)).

10.8	Cadmus 2004 Key Employee Stock Compensation Plan dated August 18, 2004 (incorporated by reference to Exhibit 10.8 to the Company’s Form 10-Q filed November 9, 2004 (Commission File No. 000-12954)).

10.9	Cadmus FY 2005-2007 Executive Long-Term Incentive Plan (award program adopted November 9, 2004 under the Cadmus 2004 Key Employee Stock Compensation Plan) (incorporated by reference to Exhibit 10.9 to the Company’s Form 10-Q filed November 9, 2004 (Commission File No. 000-12954)).

10.10	Form of Restricted Stock Award Agreement for the FY 2005-2007 Executive Long-Term Incentive Plan (incorporated by reference to the Company’s Form 10-Q filed November 9, 2004 (Commission File No. 000-12954)).

10.11	Cadmus FY 2005-2007 Management Long-Term Incentive Plan (award program adopted November 9, 2004 under the Cadmus 2004 Key Employee Stock Compensation Plan) (incorporated by reference to the Company’s Form 10-Q filed November 9, 2004 (Commission File No. 000-12954)).

10.12	Form of Performance Unit Award Agreement for the FY 2005-2007 Management Long-Term Incentive Plan (incorporated by reference to the Company’s Form 10-Q filed November 9, 2004 (Commission File No. 000-12954)).

Statements contained in this report relating to Cadmus’ future prospects and performance are “forward-looking statements” that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements. Factors that could cause actual results to differ materially from management’s expectations include but are not limited to: (1) the overall economic environment, (2) the equity market performance and interest rate environment, which can impact our pension liability, (3) our ability to develop and market new capabilities and services to take advantage of technology changes in the publishing process, especially for scientific, technical and medical journals, (4) our ability to grow revenue and market share in the educational market, (5) significant price pressure in the markets in which we compete, (6) the loss of significant customers or the decrease in demand from customers, (7) our ability to continue to obtain improved efficiencies and lower production costs, (8) the financial condition and ability to pay of certain customers, (9) our ability to continue to negotiate new labor contracts at our U.S.-based manufacturing facilities, and (10) our ability to operate effectively in markets outside of North America. Other risk factors are detailed from time to time in our other Securities and Exchange Commission filings. The information provided in this report is provided only as of the date of this report, and we undertake no obligation to update any forward-looking statements made herein.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADMUS COMMUNICATIONS CORPORATION
(Registrant)

By:	/s/ Bruce V. Thomas
Bruce V. Thomas
President and Chief Executive Officer

Date: November 15, 2004

Exhibit Index

Exhibit	Description
10.7	Cadmus 2004 Non-Employee Director Stock Compensation Plan dated August 18, 2004 (incorporated by reference to Exhibit 10.7 to the Company’s Form 10-Q filed November 9, 2004 (Commission File No. 000-12954)).

10.8	Cadmus 2004 Key Employee Stock Compensation Plan dated August 18, 2004 (incorporated by reference to Exhibit 10.8 to the Company’s Form 10-Q filed November 9, 2004 (Commission File No. 000-12954)).

10.9	Cadmus FY 2005-2007 Executive Long-Term Incentive Plan (award program adopted November 9, 2004 under the Cadmus 2004 Key Employee Stock Compensation Plan) (incorporated by reference to Exhibit 10.9 to the Company’s Form 10-Q filed November 9, 2004 (Commission File No. 000-12954)).

10.10	Form of Restricted Stock Award Agreement for the FY 2005-2007 Executive Long-Term Incentive Plan (incorporated by reference to the Company’s Form 10-Q filed November 9, 2004 (Commission File No. 000-12954)).

10.11	Cadmus FY 2005-2007 Management Long-Term Incentive Plan (award program adopted November 9, 2004 under the Cadmus 2004 Key Employee Stock Compensation Plan) (incorporated by reference to the Company’s Form 10-Q filed November 9, 2004 (Commission File No. 000-12954)).

10.12	Form of Performance Unit Award Agreement for the FY 2005-2007 Management Long-Term Incentive Plan (incorporated by reference to the Company’s Form 10-Q filed November 9, 2004 (Commission File No. 000-12954)).